UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
February 3, 2009
Date of Report (Date of earliest event reported)
HESS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

13-4921002
Delaware	1-1204	(IRS Employer
(State of Incorporation)	(Commission File Number)	Identification No.)
1185 Avenue of the Americas
New York, New York 10036
(Address of Principal Executive Office)
(212) 997-8500
(Registrant’s Telephone Number, Including Area Code)
(Not Applicable)
(Former Name or Former Address,
If Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

5.1	Opinion of White & Case LLP as to the legality of the 7.00% Notes and 8.125% Notes registered on Form S-3ASR (File No. 333-132145) and incorporated by reference therein.

5.2	Opinion of White & Case LLP as to the legality of the 6.00% Notes registered on Form S-3ASR (File No. 333-157606) and incorporated by reference therein.

5.3	Opinion of White & Case LLP as to the legality of the 5.60% Notes registered on Form S-3ASR (File No. 333-157606) and incorporated by reference therein.

23.1	Consent of White & Case LLP (included as part of its opinions filed as Exhibits 5.1, 5.2 and 5.3 hereto)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 8, 2010

HESS CORPORATION
By:	/s/ Timothy B. Goodell
	Name:	Timothy B. Goodell
	Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

5.1	Opinion of White & Case LLP as to the legality of the 7.00% Notes and 8.125% Notes registered on Form S-3ASR (File No. 333-132145) and incorporated by reference therein.

5.2	Opinion of White & Case LLP as to the legality of the 6.00% Notes registered on Form S-3ASR (File No. 333-157606) and incorporated by reference therein.

5.3	Opinion of White & Case LLP as to the legality of the 5.60% Notes registered on Form S-3ASR (File No. 333-157606) and incorporated by reference therein.

23.1	Consent of White & Case LLP (included as part of its opinions filed as Exhibits 5.1, 5.2 and 5.3 hereto)